Exhibit 1

POWERS OF ATTORNEY

Power of Attorney

Know all men by these presents that Henry R. Kravis does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Henry R. Kravis
Name: Henry R. Kravis

Date: July 31, 2005

Power of Attorney

Know all men by these presents that each of the undersigned does hereby make, constitute and appoint Bruce E. Rosenblum and Eliot P.S. Merrill, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a director, officer, member, partner or other authorized person of any corporation, limited liability company, partnership or other entity for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, agreements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of TCG Holdings L.L.C., Carlyle PanAmSat I, LLC, Carlyle PanAmSat II, LLC, Carlyle Partners III Telecommunications, L.P., CPIII Coinvestment, L.P., TC Group III, L.P., TC Group, L.L.C. or TC Group III, L.L.C. (including without limitation any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities) in securities of PanAmSat Holding Corporation:  (i) pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D (including but not limited to any joint filing agreement with respect thereto), Schedule 13G, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

Dated: September 7, 2005
/s/ William E. Conway, Jr.
William E. Conway, Jr.

/s/ Daniel A. D’Aniello
Daniel A. D’Aniello

/s/ David M. Rubenstein
David M. Rubenstein

Power of Attorney

Know all men by these presents that each of the undersigned does hereby make, constitute and appoint Paul J. Salem and Michael J. Dominguez, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a director, officer, member, partner or other authorized person of any corporation, limited liability company, partnership or other entity for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, agreements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of Providence Equity Partners IV, L.P., Providence Equity GP IV L.P., Providence Equity Partners IV L.L.C., Providence Equity Operating Partners IV L.P., PEP PAS, L.L.C. or PEOP PAS, L.L.C. (including without limitation any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities) in securities of PanAmSat Holding Corporation:  (i) pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D (including but not limited to any joint filing agreement with respect thereto), Schedule 13G, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

Dated: September 7, 2005
/s/ Jonathan M. Nelson
Jonathan M. Nelson

/s/ Glenn M. Creamer
Glenn M. Creamer

/s/ Paul J. Salem
Paul J. Salem